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                                                                   Exhibit 10.20

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT is made and dated as of January 26, 2006 (the "Closing Date") and is entered into by and between QUATRX PHARMACEUTICALS COMPANY, a Delaware corporation, ("Borrower"), with its chief executive office and principal place of business located at 777 East Eisenhower, Suite 100, Ann Arbor, MI 48108, and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation ("Lender"), with its principal place of business located at 525 University Avenue, Suite 700, Palo Alto, CA 94301.

                                    RECITALS

     WHEREAS, Borrower has requested Lender to make available to Borrower a loan in an aggregate principal amount of up to Eighteen Million Dollars ($18,000,000) (the "Loan"); and

     WHEREAS, Lender is willing to make the Loan on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, Borrower and Lender agree as follows:

SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION

     1.1. Unless otherwise defined herein, the following capitalized terms shall have the following meanings:

          "Account" means any "account," as such term is defined in the UCC.

          "Account Control Agreement(s)" means any agreement entered into by and among the Lender, Borrower and a third party Bank or other institution (including a Securities Intermediary) in which Borrower maintains a Deposit Account or Investment Property and which is intended to perfect Lender's security interest in any of the Collateral.

          "Advance" means any funds advanced under this Agreement.

          "Advance Date" means the funding date of any Advance.

          "Advance Request" means a request for an Advance submitted by Borrower to Lender in substantially the form of Exhibit A.

          "Agreement" means this Loan and Security Agreement, as the same may from time to time be amended, modified, supplemented or restated from time to time in accordance with the terms hereof.

          "Borrower Products" means all products, software, service offerings, technical data or technology currently being designed, manufactured or sold by Borrower or which Borrower intends to sell, license, or distribute in the future including any products or service offerings under development, collectively, together with all products, software, service offerings, technical data or technology that have been sold, licensed or distributed by Borrower since its incorporation.

          "Cash" means all cash and liquid funds.

          "Chattel Paper" means any "chattel paper," as such term is defined in the UCC.

          "Closing Date" has the meaning given to it in the preamble to this Agreement.

          "Collateral" means the property described in Section 3.

          "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise

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directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the Ordinary Course of Business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

          "Copyrights" means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof, or of any other country.

          "Copyright License" means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

          "Deposit Accounts" means any "deposit accounts," as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit.

          "Documents" means any "documents," as such term is defined in the UCC.

          "Dollar" or "$" means United States Dollar.

          "Equipment" means any "equipment," as such term is defined in the UCC.

          "Event of Default" has the meaning given to it in Section 9.

          "Facility Fee" means one percent (1.0%) of the Maximum Loan Amount, which fee is due to Lender on the Closing Date.

          "Financial Statements" has the meaning given to it in Section 7.1.

          "Fixtures" means any "fixtures," as such term is defined in the UCC.

          "Fully Diluted Capitalization" means, at any given time, the number of shares of Borrower's (i) common stock issued and outstanding, and (ii) common stock ultimately issuable upon conversion, exercise or exchange of any outstanding rights to purchase Borrower's capital stock, including preferred stock, options, warrants, and convertible debt.

          "GAAP" means generally accepted accounting principles in the United States of America, as in effect from time to time.

          "General Intangibles" means any "general intangibles," as such term is defined in the UCC.

          "Goods" means any "goods," as such term is defined in the UCC.

          "Guarantor" means Hormos Medical Ltd., a Finland corporation.

          "Guaranty" means a Guaranty in a form reasonably acceptable to Lender.

          "Indebtedness" means indebtedness of any kind, including (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations.

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          "Initial Public Offering" means the initial firm commitment underwritten offering of Borrower's common stock pursuant to a registration statement under the Securities Act of 1933 filed with and declared effective by the Securities and Exchange Commission.

          "Instruments" means any "instruments," as such term is defined in the UCC.

          "Intellectual Property" means all Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; Borrower's applications therefor and reissues, extensions, or renewals thereof; and Borrower's goodwill associated with any of the foregoing, together with Borrower's rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

          "Interest Rate" means for any day, the commercial lending rate as reported in The Wall Street Journal plus three percentage points (3.0%).

          "Inventory" means any "inventory," as such term is defined in the UCC.

          "Investment" means any beneficial ownership of any Person, or any loan, advance or capital contribution to any Person.

          "Investment Property" means any "investment property," as such term is defined in the UCC.

          "Lender" has the meaning given to it in the preamble to this Agreement.

          "Letter of Credit Rights" means any "letter of credit rights," as such term is defined in the UCC.

          "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

          "Loan" has the meaning given to it in the recitals to this Agreement.

          "Loan Documents" means this Agreement, the Notes, Account Control Agreements, all UCC financing statements, the Warrant, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated.

          "Material Adverse Effect" means, when used in connection with Borrower, any change, effect or circumstance that has a material adverse effect upon: (i) the business, operations, properties, assets, or condition (financial or otherwise) of Borrower other than such changes, effects or circumstances reasonably attributable to (a) the failure of any nonclinical or clinical trial to demonstrate the desired safety or efficacy of any medical device, biologic or drug or (b) the denial, delay or limitation of approval of, or taking of any other regulatory action by, the United States Food and Drug Administration or any other governmental entity with respect to any medical device, biologic or drug where, in the case of (a) or (b), Borrower's investors provide such confirmation to Lender as Lender reasonably requests that they continue to support Borrower, provided such confirmation shall not require a commitment by the investors to make additional investments in Borrower unless Borrower then has a cash balance of less than $5,000,000 unless, in that instance, the investors deliver to Lender a financing plan reasonably acceptable to Lender; or
(c) the inability of the Borrower to consummate its Initial Public Offering or
(ii) the ability of Borrower to perform the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Lender to

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enforce any of its rights or remedies with respect to the Secured Obligations or under the Loan Documents; or (iii) the Collateral or Lender's Liens on the Collateral or the priority of such Liens.

          "Maturity Date" means January 26, 2010.

          "Maximum Loan Amount" means Eighteen Million Dollars ($18,000,000).

          "Maximum Rate" shall have the meaning assigned to such term in Section 2.5.

          "Merger" means any (i) reorganization, recapitalization, consolidation or merger (or similar transaction or series of related transactions) of Borrower or any Subsidiary in which the holders of Borrower or Subsidiary's outstanding shares immediately before consummation of such transaction or series of related transactions do not, immediately after consummation of such transaction or series of related transactions, retain shares representing at least more than fifty percent (50%) of the voting power of the surviving entity of such transaction or series of related transactions (or the parent of such surviving entity if such surviving entity is wholly owned by such parent), in each case without regard to whether Borrower or Subsidiary is the surviving entity, (ii) sale or exchange of outstanding shares (or similar transaction or series of related transactions) of Borrower or any Subsidiary in which the holders of Borrower or Subsidiary's outstanding shares immediately before consummation of such transaction or series of related transactions do not, immediately after consummation of such transaction or series of related transactions, retain shares representing at least more than fifty percent (50%) of the voting power of the surviving entity of such transaction or series of related transactions (or the parent of such surviving entity if such surviving entity is wholly owned by such parent), in each case without regard to whether Borrower or Subsidiary is the surviving entity, (iii) if, in connection with the sale or exchange of outstanding shares (or a similar transaction or series of related transactions) of Borrower, the valuation (determined by multiplying the per share price of securities sold or issued in such transaction by the Fully Diluted Capitalization) of Borrower after such transaction is less than thirty percent (30%) than such valuation as of the date hereof; provided however, that in all cases a Subsidiary may be merged into Borrower or into another Subsidiary without constituting a "Merger."

          "Next Event" means the closing of Borrower's next round of private institutional equity financing which (i) first becomes effective after the Closing Date, (ii) results in net proceeds to the Borrower of at least $5,000,000 and (iii) the securities sold in such financing are other than Borrower's Series D Convertible Preferred Stock.

          "Notes" means the Promissory Notes in substantially the form of Exhibits B-1 and B-2.

          "Ordinary Course of Business" means the normal and customary operations of a company and its business, including activities relating to the identification, acquisition through license or otherwise, development or commercialization of a biologic or drug.

          "Patent License" means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower now holds or hereafter acquires any interest.

          "Patents" means all all letters patent of, or rights corresponding thereto, in the United States or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States or any other country.

          "Permitted Indebtedness" means: (a) Indebtedness of Borrower in favor of Lender arising under this Agreement or any other Loan Document; (b) Indebtedness existing on the Closing Date and disclosed in Schedule 1A; (c) Indebtedness not to exceed $500,000 in the aggregate in any fiscal year of Borrower secured by a lien described in clause (vi) of the defined term "Permitted Liens," provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness; (d) Indebtedness to trade creditors incurred in the Ordinary Course of Business, including Indebtedness incurred in the Ordinary Course of Business with corporate credit cards; (e) Indebtedness that

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is subordinated to or lower in rank or priority to the Loan on terms reasonably acceptable to Lender; (f) Indebtedness specifically consented to by Lender, which consent shall not be unreasonably withheld or delayed; (g) capital lease obligations not to exceed $500,000 in the aggregate in any fiscal year of the Borrower; (h) Indebtedness from a European governmentally supported entity on terms not materially more burdensome than those in place in connection with the Indebtedness disclosed in Schedule 1A; and (i) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be.

          "Permitted Investment" means: (a) Investments existing on the Closing Date disclosed in Schedule 1B; (b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof,
(ii) commercial paper maturing no more than one year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, (iii) certificates of deposit issued by any bank with assets of at least $500,000,000 maturing no more than one year from the date of investment therein, and (iv) money market accounts;
(c) Repurchases of stock from former employees, directors, or consultants of Borrower under the terms of applicable repurchase agreements at the original issuance price of such securities (i) in an aggregate amount not to exceed $250,000 in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases, or (ii) in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such former employees, directors, or consultants, to Borrower regardless of whether an Event of Default exists; (d) Investments accepted in connection with Permitted Transfers; (e) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower's business; (f) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not affiliates, in the Ordinary Course of Business, provided that this subparagraph (f) shall not apply to Investments of Borrower in any Subsidiary;
(g) additional Investments which do not exceed $250,000 in the aggregate; (h) Investments of up to $1,000,000 per year in up-front license payments in connection with the in-bound licensing of compounds; (i) Investments in Guarantor to fund the operations of Guarantor, provided that 75% of the cash and cash equivalents of Borrower and Guarantor on a consolidated basis are in the United States, and provided further that additional Investments may be made in Guarantor when Lender has a security interest in the assets of Guarantor on terms reasonably acceptable to Lender; (j) Investments in which the consideration consists solely of Borrower's equity securities as long as any Indebtedness incurred in connection with such Investment or the acquisition effected by such Investment is Permitted Indebtedness; and (k) Investments made in accordance with Borrower's investment policy, as approved from time to time by Borrower's Board of Directors.

          "Permitted Liens" means any and all of the following: (i) Liens existing on the Closing Date disclosed in Schedule 1C; (ii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that Borrower maintains adequate reserves therefor in accordance with GAAP; (iii) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of Borrower's business and imposed without action of such parties; provided, that the payment thereof is not yet required; (iv) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder; (v) the following deposits, to the extent made in the Ordinary Course of Business: deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or environmental liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds; (vi) purchase money liens and

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liens in connection with capital leases not exceeding an aggregate of $500,000 on Equipment which has been acquired or held by Borrower and such Liens are incurred for financing the acquisition of the Equipment, if, the liens are confined to the Equipment and proceeds of the Equipment; (vii) Liens in favor of customs duties in connection with the importation of goods or supplies; (viii) Liens specifically consented to in writing by Lender; (ix ) Liens securing Indebtedness described in clause (c) of the defined term "Permitted in an aggregate amount not exceeding $500,000; and (x) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) through (ix) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.

          "Permitted Transfers" means (i) sales of Inventory in the normal course of business, (ii) licenses and similar arrangements for the use of property in the Ordinary Course of Business, (iii) dispositions of worn-out obsolete Equipment, (iv) sale, license or similar arrangements of Intellectual Property in the Ordinary Course of Business or a license of product rights in the Ordinary Course of Business to further the research, development or commercialization of Borrower Products or (v) any Merger.

          "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government.

          "Preferred Stock" means at any given time any equity security issued by Borrower that has any rights, preferences or privileges senior to Borrower's common stock.

          "Proceeds" means "proceeds," as such term is defined in the UCC.

          "Receivables" means (i) all of Borrower's Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

          "Secured Obligations" means Borrower's obligation to repay to Lender the Loan and all Advances (whether or not evidenced by any Note), together with all principal, interest, fees, costs, professional fees and expenses, or other liabilities or obligations for monetary amounts owed by Borrower to Lender however arising, including the indemnity and insurance obligations in Section 6 and including such amounts as may accrue or be incurred before or after default or workout or the commencement of any liquidation, dissolution, bankruptcy, receivership or reorganization by or against Borrower, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties of any kind or nature, present or future, in each case, arising under this Agreement, the Notes, or any of the other Loan Documents, as the same may from time to time be amended, modified, supplemented or restated, whether or not such obligations are partially or fully secured by the value of Collateral.

          "Securities Intermediary" means any "securities intermediary" as such term is defined in the UCC.

          "Subsidiary" means an entity, whether corporate, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls 50% or more of the outstanding voting securities, including each entity listed on Schedule 1 hereto.

          "Supporting Obligations" means any "supporting obligations," as such term is defined in the UCC.

          "Trademark License" means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

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          "Trademarks" means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof.

          "UCC" means the Uniform Commercial Code as the same is, from time to time, in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender's Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of California, then the term "UCC" shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. Unless otherwise defined herein or in the other Loan Documents, terms that are defined in the UCC and used herein or in the other Loan Documents shall, unless the context indicates otherwise, have the meanings given to them in the UCC.

          "Warrant" means the warrant entered into in connection with the Loan.

     1.2. Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a "Section," "subsection," "Exhibit," "Annex," or "Schedule" shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP, consistently applied. Any reference to "business day" shall mean a day other than Saturday, Sunday or a day on which banks in California are authorized or required by law to close.

SECTION 2. THE LOAN

     2.1. Advances. Subject to the terms and conditions of this Agreement, Lender will make one (1) Advance to Borrower on or about the Closing Date in an amount equal to (i) Six Million Dollars ($6,000,000) or (ii) such greater amount as Borrower may request, up to the Maximum Loan Amount. If the initial Advance is less than the Maximum Loan Amount, thereafter, at any time through December 31, 2006, Borrower may request and Lender shall provide pursuant to the terms of this Agreement, additional Advances of up to the difference between the Maximum Loan Amount and the amount of the initial Advance.

     2.2. Repayment. The principal balance of each Advance shall bear interest thereon from the Advance Date, precomputed at the Interest Rate based on a year consisting of 360 days, with interest computed daily based on the actual number of days in each month, through January 26, 2007. The aggregate principal balance outstanding on January 26, 2007, shall be amortized over forty-two (42) months and shall be payable in thirty-five (35) equal monthly installments of principal, each installment to be equal to 1/42 of such aggregate principal balance, plus accrued interest, beginning February 1, 2007 and continuing on the first day of each month thereafter. As the Interest Rate is variable, the interest component of each monthly payment may change over the term of the Advance. The entire principal balance and all accrued but unpaid interest hereunder, shall be due and payable on January 26, 2010. Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Upon full repayment of all obligations hereunder and upon written notice from the Borrower to the Lender, this Agreement shall terminate and be of no further force or effect.

     2.3. Advance Request. To obtain an Advance, Borrower shall complete, sign and deliver an Advance Request and Note to Lender. Lender shall fund the Advance in the manner requested by the Advance Request provided that each of the conditions precedent to such Advance is satisfied as of the requested Advance Date.

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     2.4. Prepayment. Borrower shall have the option at any time, upon at least five (5) business days prior written notice, to prepay all or any part of the Advance, by paying the relevant principal amount together with all interest, fees and expenses accrued and unpaid as of the date of such prepayment; provided that Borrower shall pay a prepayment fee equal to (i) two percent (2.0%) of the principal prepaid if prepaid during the first twelve (12) months after the Closing Date; (ii) one percent (1.0%) of the principal prepaid if prepaid during the second twelve (12) months after the Closing Date; and (iii) one-half of one percent (0.50%) of the principal prepaid if prepaid at any time thereafter.

     2.5. Maximum Interest. Notwithstanding any provision in this Agreement, the Notes, or any other Loan Document, it is the parties' intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the "Maximum Rate"). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lender an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of principal outstanding on the Notes; second, after all principal is repaid, to the payment of Lender's accrued interest, costs, expenses, professional fees and any other Secured Obligations; and third, after all Secured Obligations are repaid, the excess (if any) shall be refunded to Borrower.

     2.6. Default Interest. In the event any payment is not paid on the scheduled Payment Date, an amount equal to two percent (2%) of the past due amount shall be payable on demand. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.2 plus five percent (5%) per annum. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.2 or Section 2.6, as applicable.

     2.7. Mandatory Prepayment. The outstanding amount of all principal and accrued interest and unpaid interest will become immediately due and payable at Lender's option upon a Merger.

SECTION 3. SECURITY INTEREST

     3.1. As security for the prompt, complete and indefeasible payment when due (whether on the Payment Dates or otherwise) of all the Secured Obligations, Borrower grants to Lender a security interest in all of Borrower's rights, title and interest in and to each of the following, whether now owned or hereafter acquired: (collectively, the "Collateral"): (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles; (e) Accounts; (f) Inventory; (g) Investment Property; (h) Deposit Accounts; (i) Cash; (j) Goods and other tangible and intangible personal property of Borrower whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located; and (k) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing, provided that Collateral does not include Intellectual Property, but does include any proceeds arising out of the disposition of Intellectual Property.

SECTION 4. CONDITIONS PRECEDENT TO LOAN

     The obligations of Lender to make the Loan hereunder are subject to the satisfaction by Borrower of the following conditions:

     4.1. Initial Advance. On or prior to the Closing Date, Borrower shall have delivered to Lender the following:

          (a) executed originals of this Agreement, the Loan Documents, the Warrant, Account Control Agreement(s), a legal opinion of Borrower's counsel, Guaranties, and all other documents and

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instruments reasonably required by Lender to effectuate the transactions contemplated hereby or to create and perfect the Liens of Lender with respect to all Collateral, in all cases in form and substance reasonably acceptable to Lender (provided Borrower shall have 5 business days from the Closing Date to deliver the Account Control Agreements to Lender);

          (b) certified copy of resolutions of Borrower's board of directors evidencing approval of (i) the Loans and other transactions evidenced by the Loan Documents; and (ii) the Warrant and transactions evidenced thereby;

          (c) certified copies of the Certificate of Incorporation and the Bylaws, as amended through the Closing Date, of Borrower;

          (d) a certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified would have a Material Adverse Effect;

          (e) payment of the Facility Fee and reimbursement of Lender's current expenses reimbursable pursuant to Section 11.15, which amounts may be deducted from the initial Advance; and

          (f) such other documents as Lender may reasonably request.

     4.2. All Advances. On each Advance Date (other than the Advance Date that is the Closing Date):

          (a) Lender shall have received (i) an Advance Request for the relevant Advance as required by Section 2.3, duly executed by Borrower's Chief Executive Officer or Chief Financial Officer, and (ii) a duly executed Note evidencing such Advance.

          (b) The representations and warranties set forth in this Agreement and in Section 5 shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) Borrower shall be in compliance in all material respects with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Advance no Event of Default shall have occurred and be continuing.

          (d) Each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in paragraphs (b) and (c) of this Section and as to the matters set forth in the Advance Request.

     4.3. No Default. As of the Closing Date and each Advance Date, (i) no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER

     Borrower represents, warrants and agrees that:

     5.1. Corporate Status. Borrower is a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect. Borrower's present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are correctly set forth in Exhibit C.

     5.2. Collateral. Borrower owns all right, title and interest in and to the Collateral, free of all Liens whatsoever, except for Permitted Liens. Borrower has the full power and authority to grant and convey to Lender a Lien in the Collateral as security for the Secured Obligations, free of all other Liens other than Permitted Liens.

     5.3. Consents. Borrower's execution, delivery and performance of the Notes, this Agreement and all other Loan Documents, and Borrower's execution of the Warrant, (i) have been duly authorized by all necessary corporate action of Borrower, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens and the Liens created by this Agreement and the other Loan Documents, (iii) do not violate any provisions of Borrower's Articles of Incorporation, bylaws, or any, law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject and (iv) except as described on Schedule 5.3, do not violate any contract or agreement or require the consent or approval of any other Person. The individual or individuals executing the Loan Documents and the Warrant are duly authorized to do so.

     5.4. Material Adverse Effect. No event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing, and Borrower is not aware of any event likely to occur that is reasonably expected to result in a Material Adverse Effect.

     5.5. Actions Before Governmental Authorities. Except as described on
Schedule 5.5, there are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any business, property or rights of Borrower (i) which involve any Loan Document or (ii) as to which there is a reasonable likelihood of an adverse determination and which, if adversely determined, would individually or in the aggregate, result in a Material Adverse Effect.

     5.6. Laws. Borrower is not in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any governmental authority, where such violation or default is reasonably expected to result in a Material Adverse Effect. Borrower is not in default in any manner under any provision of any indenture or other agreement, contract or instrument evidencing indebtedness, or any other material agreement, contract or instrument to which it is a party or by which it or any of its properties or assets are or may be bound and for which such default would reasonably be expected to result in a Material Adverse Effect.

     5.7. Information Correct. No information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of Borrower to Lender in connection with any Loan Document or included therein or delivered pursuant thereto contained, contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading.

     5.8. Tax Matters. Except as described on Schedule 5.8, (a) Borrower has filed all federal, state and local tax returns that it is required to file, (b) Borrower has duly paid or fully reserved for all taxes or installments thereof (including any interest or penalties) as and when due, which have or may become due pursuant to such returns, and (c) Borrower has paid or fully reserved for any tax assessment received by Borrower for the three (3) years preceding the Closing Date, if any (including any taxes being contested in good faith and by appropriate proceedings).

     5.9. Intellectual Property Claims. Borrower is the sole owner of, or otherwise has the right to use, the Intellectual Property. Except as described on Schedule 5.9, to Borrower's knowledge each of the material Copyrights, Trademarks and Patents is valid and enforceable, and no part of the Intellectual Property that is owned by Borrower has been judged invalid or unenforceable, in whole or in part, and no claim has been made to Borrower that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not reasonably be expected to cause a Material Adverse Effect. Exhibit D is a true, correct and complete list of each of Borrower's United States Patents, registered

Trademarks, registered Copyrights, and material agreements under which Borrower licenses Intellectual Property from third parties (other than shrink-wrap software licenses and other licenses which if terminated could not reasonably be expected to result in a Material Adverse Effect), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary. Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower's knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder.

     5.10. Intellectual Property. Except as described on Schedule 5.10 and to Borrower's knowledge, Borrower's Intellectual Property constitutes all rights used in or necessary in the operation or conduct of Borrower's business as currently conducted and proposed to be conducted by Borrower. Without limiting the generality of the foregoing and subject to Borrower's obligations under Patent Licenses, Borrower has the right to freely transfer, license or assign Intellectual Property without condition, restriction or payment of any kind to any third party, and Borrower owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other items that are used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products.

     5.11. Borrower Products. Except as described on Schedule 5.11, no Intellectual Property owned by Borrower or Borrower Product has been or is subject to any actual or, to the knowledge of Borrower, threatened litigation, proceeding (including any proceeding in the United States Patent and Trademark Office or any corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower's use, transfer or licensing thereof or that may affect the validity, use or enforceability thereof. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or proceeding that obligates Borrower to grant licenses or ownership interest in any future Intellectual Property related to the operation or conduct of the business of Borrower or Borrower Products. There is no outstanding or, to the knowledge of Borrower, threatened, dispute or disagreement of which Borrower is aware with respect to any contract, license or agreement between Borrower and any third party related to the Intellectual Property. Borrower has not received any written notice or claim, or, to the knowledge of Borrower, oral notice or claim, challenging or questioning Borrower's ownership in any Intellectual Property (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto nor, to Borrower's knowledge, is there a reasonable basis for any such claim. To Borrower's knowledge, neither Borrower's use of its Intellectual Property nor the production and sale of Borrower Products infringes the intellectual property or other rights of others.

     5.12. Financial Accounts. Schedule 5.12 is a true, correct and complete list of (a) all banks and other financial institutions at which Borrower or any Subsidiary maintains Deposit Accounts and (b) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

     5.13. Employee Loans. Borrower has no outstanding loans to any employee, officer or director of the Borrower nor has Borrower guaranteed the payment of any loan made to an employee, officer or director of the Borrower by a third party of more than $100,000.

     5.14. Capitalization. Borrower's capitalization is set forth on Schedule
5.14 annexed hereto. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments. Attached as Schedule 5.14 hereto is a true, correct and complete list of each Subsidiary, and all information set forth on Schedule 5.14 is true, correct and complete.

SECTION 6. INSURANCE; INDEMNIFICATION

     6.1. So long as there are any Secured Obligations outstanding, Borrower shall cause to be carried and maintained commercial general liability insurance, on an occurrence form, against risks customarily insured against in Borrower's line of business. Such risks shall include the risks of bodily injury, including death, property damage, and personal injury. Borrower must maintain a minimum of Two Million Dollars ($2,000,000.00) of commercial general liability insurance for each occurrence. So long as there are any Secured Obligations outstanding, Borrower shall also cause to be carried and maintained insurance upon the Collateral, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of the Collateral. Borrower shall also carry and maintain a fidelity insurance policy in an amount not less than $500,000.

     6.2. Borrower shall deliver to Lender certificates of insurance that evidence Borrower's compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2. Borrower's insurance certificate shall state Lender is an additional insured for commercial general liability, an additional insured and a loss payee for all risk property damage insurance, subject to the insurer's approval, a loss payee for fidelity insurance, and a loss payee for property insurance and additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer. Attached to the certificates of insurance will be additional insured endorsements for liability and lender's loss payable endorsements for all risk property damage insurance and fidelity.

     6.3. All certificates of insurance will provide for a minimum of thirty
(30) days advance written notice to Lender of cancellation or any other change adverse to Lender's interests. Any failure of Lender to scrutinize such insurance certificates for compliance is not a waiver of any of Lender's rights, all of which are reserved.

     6.4. Borrower shall and does hereby indemnify and hold Lender, its officers, directors, employees, agents, in-house attorneys, representatives and shareholders harmless from and against any and all claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable attorneys' fees and disbursements and other costs of investigation or defense (including those incurred upon any appeal), that may be instituted or asserted against or incurred by Lender or any such Person by any third party as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases claims resulting solely from Lender's gross negligence or willful misconduct.

SECTION 7. COVENANTS OF BORROWER

     Borrower agrees as follows:

     7.1. Financial Reports. Borrower shall furnish to Lender the Compliance Certificate in the form of Exhibit F monthly within thirty (30) days after the end of each month and the financial statements listed hereinafter, each prepared in accordance with GAAP, consistently applied (the "Financial Statements"):

          (a) as soon as practicable (and in any event within thirty (30) days) after the end of each month, unaudited interim financial statements as of the end of such month (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that would reasonably be expected to have a Material Adverse Effect, all certified by Borrower's Chief Executive Officer or Chief Financial Officer;

          (b) as soon as practicable (and in any event within forty five (45) days) after the end of each calendar quarter, unaudited interim financial statements as of the end of such calendar quarter (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that would reasonably be expected to have a Material Adverse Effect, all certified by Borrower's Chief Executive Officer or Chief Financial Officer;

          (c) as soon as practicable (and in any event within one hundred twenty
     (120) days) after the end of each fiscal year, (i) unqualified audited financial statements as of the end of such year (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Lender, accompanied by any management report from such accountants;

          (d) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports that Borrower has made available to holders of its Preferred Stock and copies of any regular, periodic and special reports or registration statements that Borrower files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or any national securities exchange;

          (e) at the same time and in the same manner as it gives to its shareholders, copies of all notices, minutes, consents and other materials that Borrower provides to its shareholders; and

          (f) budgets, operating plans and other financial information reasonably requested by Lender.

The executed Compliance Certificate may be sent via facsimile to Lender at (866) 468-8916 or via e-mail to pshah@herculestech.com and bjadot@herculestech.com. All Financial Statements required to be delivered pursuant to clauses (a), (b) and (c) shall be sent via e-mail to pshah@herculestech.com and bjadot@herculestech.com; provided, that if e-mail is not available or sending such Financial Statements via e-mail is not possible, they shall be sent via facsimile to Lender at: (866) 468-8916, attention Chief Credit Officer, reference QUATRX PHARMACEUTICALS COMPANY.

     7.2. Management Rights. Borrower shall permit any representative that Lender authorizes, including its attorneys and accountants, to inspect the Collateral, examine and make copies and abstracts of the books of account and records of Borrower at reasonable times and upon reasonable notice during normal business hours (and no more frequently than twice per calendar year). In addition, any such representative shall have the right to meet with management and officers of Borrower to discuss such books of account and records. In addition, Lender shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower. Such consultations shall not unreasonably interfere with Borrower's business operations. The parties intend that the rights granted Lender shall constitute "management rights" within the meaning of 29 C.F.R Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Lender with respect to any business issues shall not be deemed to give Lender, nor be deemed an exercise by Lender of, control over Borrower's management or policies.

     7.3. Further Assurances. Borrower shall from time to time execute, deliver and file, alone or with Lender, any financing statements, security agreements, collateral assignments, notices, control agreements, or other documents to perfect or give the highest priority to Lender's Lien on the Collateral. Borrower shall from time to time procure any instruments or documents as may be reasonably requested by Lender, and take all further action that may be reasonably necessary or desirable, or that Lender may reasonably request, to perfect and protect the Liens granted hereby and thereby. In addition, and for such purposes only, Borrower hereby authorizes Lender to execute and deliver on behalf of Borrower and to file such financing statements, collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Lender's name or in the name of Lender as agent and attorney-in-fact for Borrower. Borrower shall protect and defend Borrower's title to the Collateral and Lender's Lien thereon against all Persons claiming any interest adverse to Borrower or Lender.

     7.4. Compromise of Agreements. Borrower shall not (a) grant any material extension of the time of payment of any of the Receivables or General Intangibles, (b) to any material extent, compromise, compound or settle the same for less than the full amount thereof, (c) release, wholly or partly, any Person liable for the payment thereof in excess of $100,000 in the aggregate, or (d) allow any credit or discount whatsoever thereon other than trade discounts granted by Borrower in the Ordinary Course of Business of Borrower; provided that notwithstanding any of the foregoing, Borrower shall be free to renegotiate any license or other arrangement with any third party regarding the research, development or commercialization of Borrower's products.

     7.5. Indebtedness. Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness.

     7.6. Collateral. Borrower shall at all times keep the Collateral and all other property and assets used in Borrower's business or in which Borrower now or hereafter holds any interest free and clear from any legal process or Liens whatsoever (except for Permitted Liens and except for any attachments or liens as to which the cure periods under Section 9.7 have not expired), and shall give Lender prompt written notice of any legal process affecting the Collateral, such other property and assets, or any Liens thereon. Borrower shall cause its Subsidiaries to protect and defend such Subsidiary's title to its assets from and against all Persons claiming any interest adverse to such Subsidiary, and Borrower shall cause its Subsidiaries at all times to keep such Subsidiary's property and assets free and clear from any legal process or Liens whatsoever (except for Permitted Liens and Liens on such Subsidiary's property in favor of a European governmental supported entity subordinate to the Lien of Lender), and shall give Lender prompt written notice of any legal process affecting such Subsidiary's assets.

     7.7. Investments. Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

     7.8. Distributions. Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other equity interest other than pursuant to employee, director or consultant repurchase plans or other similar agreements, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or equity interest, or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest, or (c) lend money to any employee, officer or director or guarantee the payment of any such loan granted by a third party in excess of $100,000 in the aggregate or (d) waive, release or forgive any indebtedness owed by any employee, officer or director in excess of $100,000 in the aggregate.

     7.9. Transfers. Except for Permitted Transfers, Borrower shall not voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets, or permit any of its Subsidiaries to do so.

     7.10. Taxes. Borrower and its Subsidiaries shall pay when due all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Lender or the Collateral or upon Borrower's ownership, possession, use, operation or disposition thereof or upon Borrower's rents, receipts or earnings arising therefrom. Borrower shall file on or before the due date therefor all personal property tax returns in respect of the Collateral. Notwithstanding the foregoing, Borrower may contest, in good faith and by appropriate proceedings, taxes for which Borrower maintains adequate reserves therefor in accordance with GAAP.

     7.11. Corporate Changes. Neither Borrower nor any Subsidiary shall change its corporate name, legal form or jurisdiction of formation without thirty (30) days' prior written notice to Lender. Neither Borrower nor any Subsidiary shall relocate its chief executive office or its principal place of business unless:
(i) it has provided prior written notice to Lender; and (ii) such relocation shall be within the continental United States. Borrower shall not relocate any item of Collateral (other than (x) sales of Inventory in the Ordinary Course of Business, (y) relocations of equipment having an aggregate value of up to $150,000 in any fiscal year, and (z) relocations of Collateral between Oulu and Turku, Finland.

     7.12. Payments. Borrower shall arrange for automatic debit and corresponding payment to Lender on each Payment Date of all periodic obligations payable to Lender under each Note or Advance. All payments to Lender shall be wired to Lender's bank account at the following address:

               Hercules Technology Growth Capital, Inc.
               C/O Union Bank of California
               400 California Street, 2nd Floor
               San Francisco, CA 94104
               Acct.# ****
               ABA# ****

     7.13. Deposit Accounts. Borrower shall not maintain Deposit Accounts, and accounts holding Investment Property (if applicable), except with respect to which Lender has a perfected security interest in each such account. other than accounts in Finland listed on Schedule 7.13, as amended from time to time, maintained to facilitate Permitted Transfers to, and Permitted Investments in, Guarantor.

SECTION 8. RIGHT TO PURCHASE STOCK

     8.1. Lender or its assignee or nominee (which shall be reasonably satisfactory to Borrower) shall have the right; in its discretion, to purchase shares of Borrower's securities having an aggregate purchase price of up to One Million Dollars ($1,000,000) concurrent with the consummation of the Next Event; provided that (i) the Borrower has not consummated an Initial Public Offering prior to or on the date of the consummation of the Next Event and (ii) Borrower's securities are not traded on a national exchange on or prior to the date of the consummation of the Next Event. Such right shall be upon the same terms and conditions afforded to other investors in the Next Event.

SECTION 9. EVENTS OF DEFAULT

     The occurrence of any one or more of the following events (herein called "Events of Default") shall constitute a breach and default under this Loan Agreement, the Notes, and the other Loan Documents:

     9.1. Payments. Borrower fails to pay any amount due under this Agreement, the Notes or any of the other Loan Documents within three (3) business days of the due date (the "Payment Date"); or

     9.2. Covenants. Borrower breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, the Notes, or any of the other Loan Documents, and (a) with respect to a default under any covenant under this Agreement (other than under Sections 6, 7.5, 7.6 [subject to Section 9.7 below], 7.7, 7.8 or 7.9) such default continues for more than ten (10) days after the earlier of the date on which (i) Lender has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or
(b) with respect to a default under any of Sections 6, 7.5, 7.6 [subject to
Section 9.7 below], 7.7, 7.8 or 7.9, the occurrence of such default; or

     9.3. Other Loan Documents. The occurrence of any default under the Warrant, any Loan Document, or any agreement between Borrower and Lender and such default continues for more than ten (10) days after the earlier of (a) Lender has given notice of such default to Borrower, or (b) Borrower has actual knowledge of such default; or

     9.4. Representations. Any representation or warranty made by Borrower in any Loan Document or in the Warrant shall have been false or misleading in any material respect; or

     9.5. MAE. A Material Adverse Effect has occurred; or

     9.6. Insolvency. Borrower (a) shall make an assignment for the benefit of creditors; or (b) shall admit in writing its inability to pay its debts as they become due, or its inability to pay or perform under the Loan Documents; or (c) shall file a voluntary petition in bankruptcy; or (d) shall file any petition, answer, or document seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertinent to such circumstances; or
(e) shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Borrower or of all or any substantial part (i.e., 33-1/3% or more) of the assets or property of Borrower; or (f) shall cease operations of its business as its business has normally been conducted, or terminate substantially all of its employees; or (g) Borrower or its directors or majority shareholders shall take any action initiating any of the foregoing actions described in clauses (a) through (f); or either (a) thirty (30) days shall have expired after the commencement of an involuntary action against Borrower seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, without such action being dismissed or all orders or proceedings thereunder affecting the operations or the business of Borrower being stayed; or (b) a stay of any such order or proceedings shall thereafter be set aside and the action setting it aside shall not be timely appealed; or (c) Borrower shall file any answer admitting or not contesting the material allegations of a petition filed against Borrower in any such proceedings; or (d) the court in which such proceedings are pending shall enter a decree or order granting the relief sought in any such proceedings; or forty five (45) days shall have expired after the appointment, without the consent or acquiescence of Borrower, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower without such appointment being vacated; or

     9.7. Attachments; Judgment Liens. Any portion of Borrower's assets is attached, seized, subjected to a writ of attachment or is levied upon, and such attachment, seizure, writ or levy is not removed within ten (10) business days, or if a judgment or other claim becomes a Lien on any of Borrower's assets, or if a notice of lien is filed by the United States government or any instrumentality thereof, and the same is not paid within ten (10) business days, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower; or

     9.8. Other Obligations. Either (a) the occurrence of any default under any agreement or obligation of Borrower involving any obligation in excess of $250,000 or that, when aggregated with any other such defaults, would reasonably be expected to have a Material Adverse Effect, or (b) the entry of any judgment or arbitration award against Borrower involving an award in excess of $250,000 or that, when aggregated with any other such judgments and awards, would reasonably be expected to have a Material Adverse Effect; or

     9.9. Guaranty. If any Guaranty ceases to be in full force and effect, or any Guarantor fails to perform any obligation under any Guaranty, or any Guarantor revokes or purports to revoke a Guaranty, or if any of the circumstances described in Sections 9.5 through 9.8 occurs with respect to any Guarantor.

SECTION 10. REMEDIES

     10.1. Upon and during the continuance of any one or more Events of Default,
(i) Lender may, at its option, accelerate and demand payment of all or any part of the Secured Obligations and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.4, the Notes and all of the Secured Obligations shall automatically be accelerated and made due and payable, in each case without any further notice or act), and (ii) Lender may notify any of Borrower's account debtors to make payment directly to Lender, compromise the amount of any such account on Borrower's behalf and endorse Lender's name without recourse on any such payment for deposit directly to Lender's account. Upon and during the continuance of an Event of Default, the unpaid principal of and accrued interest on the Notes and Advances and all outstanding Secured Obligations, including all professional fees and expenses, shall thereafter bear interest at the Default Rate. Lender may exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. All Lender's rights and remedies shall be cumulative and not exclusive.

     10.2. Upon the occurrence and during the continuance of any Event of Default, Lender may, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Lender may elect. Any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon ten (10) calendar days' prior written notice to Borrower. Lender may require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender that is reasonably convenient to Lender and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Lender in the following order of priorities:

          First, to Lender in an amount sufficient to pay in full Lender's costs and professionals' and advisors' fees and expenses as described in
          Section 11.12;

          Second, to Lender in an amount equal to the then unpaid amount of the Secured Obligations (including principal, interest, and the Default Rate interest), in such order and priority as Lender may choose in its sole discretion; and

          Finally, after the full, final, and indefeasible payment in Cash of all of the Secured Obligations, to any creditor holding a junior Lien on the Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct.

Lender shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC.

     10.3. Lender shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and Borrower expressly waives all rights, if any, to require Lender to marshal any Collateral.

     10.4. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Lender.

SECTION 11. MISCELLANEOUS

     11.1. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     11.2. Notice. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial

Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the first business day after transmission by facsimile or hand delivery or deposit with an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows:

          (a) If to Lender:

               HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
               Legal Department
               Attention: Chief Legal Officer and Parag Shah
               Two Oliver Street, Suite 611
               Boston, MA 02110
               Facsimile: 617-261-6551
               Telephone: 617-261-6552

          (b) If to Borrower:

               QUATRX PHARMACEUTICALS COMPANY
               Attention: Gary Onn
               777 East Eisenhower Parkway, Suite 100
               Ann Arbor, MI 48108
               Facsimile: 734-913-0743
               Telephone: 734-913-9900

               with a copy to:
               Jeffery M. Brinza, Esq.
               777 East Eisenhower Parkway, Suite 100
               Ann Arbor, MI 48108
               Facsimile: 734-913-0743
               Telephone: 734-913-9900

or to such other address as each party may designate for itself by like notice.

     11.3. Entire Agreement; Amendments. This Agreement, the Notes, and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Lender's proposal letter dated December 20, 2005). None of the terms of this Agreement, the Notes or any of the other Loan Documents may be amended except by an instrument executed by each of the parties hereto.

     11.4. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     11.5. No Waiver. The powers conferred upon Lender by this Agreement are solely to protect its rights hereunder and under the other Loan Documents and its interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers. No omission or delay by Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Lender is entitled, nor shall it in any way affect the right of Lender to enforce such provisions thereafter.

     11.6. Survival. All agreements, representations and warranties contained in this Agreement, the Notes and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Lender and shall survive the execution and delivery of this Agreement and the expiration or other termination of this Agreement.

     11.7. Successors and Assigns. The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement, the Notes or any of the other Loan Documents without Lender's express prior written consent, and any such attempted assignment shall be void and of no effect. Lender may assign, transfer, or endorse its rights hereunder and under the other Loan Documents without prior notice to Borrower, and all of such rights shall inure to the benefit of Lender's successors and assigns.

     11.8. Tax Indemnification. Borrower agrees to pay, and to save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes (excluding taxes imposed on or measured by the net income of Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement.

     11.9. Governing Law. This Agreement, the Notes and the other Loan Documents have been negotiated and delivered to Lender in the State of California, and shall have been accepted by Lender in the State of California. Payment to Lender by Borrower of the Secured Obligations is due in the State of California. This Agreement, the Notes and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     11.10. Consent to Jurisdiction and Venue. All judicial proceedings (to the extent that the arbitration requirement of Section 11.11 is not applicable) arising in or under or related to this Agreement, the Notes or any of the other Loan Documents may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in Santa Clara County, State of California;
(b) waives any objection as to jurisdiction or venue in Santa Clara County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, the Notes or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.3, and shall be deemed effective and received as set forth in Section 11.3. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

     11.11. Mutual Waiver of Jury Trial / Consent to Arbitration.

          (a) Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF BORROWER AND LENDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, "CLAIMS") ASSERTED BY BORROWER AGAINST LENDER OR ITS ASSIGNEE OR BY LENDER OR ITS ASSIGNEE AGAINST BORROWER. This waiver extends to all such Claims, including Claims that involve Persons other than Borrower and Lender; Claims that arise out of or are in any way connected to the relationship between Borrower and Lender; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document.

          (b) If the waiver of jury trial set forth in Section 11.11(a) is ineffective or unenforceable, the parties agree that all Claims shall be submitted to binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (the "Rules"), such arbitration to occur before one arbitrator, which arbitrator shall be a retired California state judge or a retired Federal court judge. Such proceeding shall be conducted in Santa Clara County, California, with California rules of evidence and discovery applicable to such arbitration. The decision of the arbitrator shall be binding on the parties, and shall be final and nonappealable to the maximum extent permitted by law. Any judgment rendered by the arbitrator may be entered in a court of competent jurisdiction and enforced by the prevailing party as a final judgment of such court.

          (c) In the event Claims are to be resolved by arbitration, either party may seek from a court of competent jurisdiction identified in Section 11.11, any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by binding arbitration.

     11.12. Professional Fees. Borrower promises to pay Lender's fees and expenses necessary to finalize the loan documentation, including but not limited to reasonable attorneys fees, UCC searches, filing costs, and other miscellaneous expenses. In addition, Borrower promises to pay any and all reasonable attorneys' and other professionals' fees and expenses incurred by Lender after the Closing Date in connection with or related to: (a) the Loan;
(b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Lender in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower's estate, and any appeal or review thereof.

     11.13. Confidentiality. Lender acknowledges that certain items of Collateral and information provided to Lender by Borrower are confidential and proprietary information of Borrower, if and to the extent such information is marked as confidential by Borrower at the time of disclosure (the "Confidential Information"). Accordingly, Lender agrees that any Confidential Information it may obtain in the course of acquiring, administering, or perfecting Lender's security interest in the Collateral shall not be disclosed to any other person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Lender may disclose any such information: (a) to its own directors, officers, employees, accountants, counsel and other professional advisors and to its affiliates if Lender in its sole discretion determines that any such party should have access to such information in connection with such party's responsibilities in connection with the Loan or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this paragraph or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (b) if such information is generally available to the public; (c) if required or appropriate in any report, statement or testimony submitted to any governmental authority having or claiming to have jurisdiction over Lender; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Lender's counsel; (e) to comply with any legal requirement or law applicable to Lender; (f) to the extent reasonably necessary in connection with the exercise of any right or remedy under any Loan Document, including Lender's sale, lease, or other disposition of Collateral after default; (g) to any participant or assignee of Lender or any prospective participant or assignee; provided, that such participant or assignee or prospective participant or assignee agrees in writing to be bound by this Section prior to disclosure; or

(h) otherwise with the prior consent of Borrower; provided, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its affiliates or any guarantor under this Agreement or the other Loan Documents; and further provided that Lender shall notify Borrower in writing promptly after Lender becomes aware that disclosure is required or will be provided by Lender pursuant to (b), (c), (d) or (e) above and Lender will cooperate with Borrower's efforts to obtain confidential treatment for such disclosure.

     11.14. Assignment of Rights. Borrower acknowledges and understands that Lender may sell and assign all or part of its interest hereunder and under the Note(s) and Loan Documents to any person or entity (an "Assignee"). After such assignment the term "Lender" as used in the Loan Documents shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Lender hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Lender shall retain all rights, powers and remedies hereby given. No such assignment by Lender shall relieve Borrower of any of its obligations hereunder. Lender agrees that in the event of any transfer by it of the Note(s), it will endorse thereon a notation as to the portion of the principal of the Note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

     11.15. Revival of Secured Obligations. This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower's assets, or if any payment or transfer of Collateral is recovered from Lender. The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Lender, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Lender or by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment, performance, or transfer of Collateral had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Lender in Cash.

     11.16. Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

     11.17. No Third Party Beneficiaries. No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any person other than Lender and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely between the Lender and the Borrower.

     11.18. Publicity. With Borrower's prior consent, Lender may use Borrower's name and logo, and include a brief description of the relationship between Borrower and Lender, in Lender's marketing materials.

                             (SIGNATURES TO FOLLOW)

     IN WITNESS WHEREOF, Borrower and Lender have duly executed and delivered this Loan and Security Agreement as of the day and year first above written.

     BORROWER:                          QUATRX PHARMACEUTICALS COMPANY


                                        Signature: /s/ Robert L. Zerbe
                                                   -----------------------------
                                        Print Name: Robert L. Zerbe
                                                    ----------------------------
                                        Title: CEO
                                               ---------------------------------

Accepted in Palo Alto, California:

     LENDER:                            HERCULES TECHNOLOGY GROWTH CAPITAL, INC.


                                        Signature: /s/ Scott Harvey
                                                   -----------------------------
                                        Print Name: Scott Harvey
                                                    ----------------------------
                                        Title: Chief Legal Officer
                                               ---------------------------------

                         Table of Exhibits and Schedules

Exhibit A:      Advance Request
                Attachment to Advance Request

Exhibit B:      Promissory Notes

Exhibit C:      Name, Locations, and Other Information for Borrower

Exhibit D:      Borrower's Patents, Trademarks, Copyrights and Licenses

Exhibit E:      Borrower's Deposit Accounts and Investment Accounts

Exhibit F:      Compliance Certificate

Schedule 1      Subsidiaries
Schedule 1A     Existing Permitted Indebtedness
Schedule 1B     Existing Permitted Investments
Schedule 1C     Existing Permitted Liens
Schedule 5.3    Consents, Etc.
Schedule 5.5    Actions Before Governmental Authorities
Schedule 5.8    Tax Matters
Schedule 5.9    Intellectual Property Claims
Schedule 5.10   Intellectual Property
Schedule 5.11   Borrower Products
Schedule 5.12   Financial Accounts
Schedule 5.14   Capitalization

SCHEDULE 1 SUBSIDIARIES

     Except for its wholly owned subsidiary, Hormos Medical Corporation, the Company does not directly or indirectly, control or have an interest in, any other corporation, association or entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

SCHEDULE 1A EXISTING PERMITTED INDEBTEDNESS

     Except for the indebtedness of its wholly owned subsidiary, Hormos Medical Corporation, the Company does not have any existing permitted indebtedness.

SCHEDULE 1B EXISTING PERMITTED INVESTMENTS

     The Company, excluding its wholly owned subsidiary, Hormos Medical Corporation, maintains bank accounts with Comerica Bank, disclosed in Schedule 5.12, which contain cash and money market funds on deposit. In addition, the Company maintains investment accounts with Comerica securities, including investments with **** Funds and other commercial investments. Investments at January 24, 2006, in addition to deposits with **** Funds, consist of the following:

                                                % Yield
                   Trade      Maturity             to
Security           Date         Date     Days   Maturity     Principal      Interest        Total
--------        ----------   ---------   ----   --------   -------------   ----------   -------------
****            **********   *********   ***     ******     ************    *********    ************
******* ***     **********   *********   ***     ******     ************    *********    ************
****            **********   *********   ***     ******     ************    *********    ************
******          **********   *********   ***     ******     ************    *********    ************
**              **********   *********   ***     ******     ************    *********    ************
*** *****       **********   *********   ***     ******     ************    *********    ************
******* ****    **********   *********   ***     ******     ************    *********    ************
*** *** **      **********   *********   ***     ******     ************    *********    ************
**** *** **     **********   *********   ***     ******     ************    *********    ************
******** ****   **********   *********   ***     ******     ************    *********    ************
*** *******      *********   *********   ***     ******     ************    *********    ************
**********       *********   *********   ***     ******     ************    *********    ************

                                                           *************   **********   *************

FINLAND ACCOUNTS:

EURO ACCOUNT

     1.   Nordea Pankki Suomi Oyj

     2.   Yliopistonkatu 16C 2krs, 20100 Turku, Finland

     3.   +358 2 334455

     4.   Hormos Medical Oy

     5.   Account for all EUR amount monetary transactions

     6.   ****

          -    IBAN: ****

          -    SWIFT: ****

USD ACCOUNT

     1.   Nordea Pankki Suomi Oyj

     2.   Yliopistonkatu 16C 2krs, 20100 Turku, Finland

     3.   +358 2 334455

     4.   Hormos Medical Oy

     5.   Account for all USD amount monetary transactions

     6.   ****

          -    IBAN: ****

          -    SWIFT: ****

SCHEDULE 1C EXISTING PERMITTED LIENS

     The Company, excluding its wholly owned subsidiary, Hormos Medical Corporation, currently has a letter of credit of $120,000 from Comerica Bank in favor of its landlord securing the lease for its Ann Arbor, Michigan facility. The letter of credit is secured by the Company's deposits with Comerica Bank.

SCHEDULE 5.3 CONSENTS

     N/A

SCHEDULE 5.5 ACTIONS BEFORE GOVERNMENTAL AUTHORITIES

The development of our clinical product candidates subjects us, and our vendors to laws, rules and regulations relating to drug development. The FDA and comparable regulatory agencies in foreign countries, as well as local and state or other regional governmental agencies, impose substantial requirements upon the clinical development, manufacture and marketing of pharmaceutical products. These agencies and other federal, state and local entities regulate research and development activities and the testing, manufacture, quality control, safety, effectiveness, labeling, storage, record keeping, approval, advertising and promotion of our products. In addition, our research activities conducted by our vendors and our Finnish subsidiary subject us to laws, rules and regulations relating to pre-clinical research.

SCHEDULE 5.8 TAX MATTERS

     None.

SCHEDULE 5.9 INTELLECTUAL PROPERTY CLAIMS

     Borrower has licensed certain of the Intellectual Property from third parties as set forth on Exhibit D and as such, Borrower's rights to use such licensed Intellectual Property are subject to the terms and conditions of such licenses, copies of which have been provided to Lender. With regard to pending patent applications that have been filed by Borrower, Borrower can only state that such patent applications are pending before the United States Patent and Trademark Office ("PTO") and Borrower can offer no assurances that such applications will be allowed by the PTO. To Borrower's knowledge, all issued United States patents owned or licensed by Borrower are valid and enforceable.

SCHEDULE 5.10 INTELLECTUAL PROPERTY

     Borrower has licensed certain of the Intellectual Property from third parties as set forth on Exhibit D and as such, Borrower's rights to use, transfer, license or assign such licensed Intellectual Property are subject to the terms and conditions of such licenses, copies of which have been provided to Lender.

     Based on public filings, we are aware that a third party holds an issued United States patent related to the use of an anti-estrogen for use in the treatment of androgen deficiency and related disorders. We are also aware that Zonagen, a pharmaceutical company that is developing Androxal as a treatment for testosterone deficiency in men, has sought re-examination by the U.S Patent and Trademark Office, or PTO, of this third party's patent based on prior art. There can be no assurance that the patent ultimately will be invalidated by the PTO. If the patent is not invalidated by the PTO, because of the broad claims set forth in this patent, this patent holder could bring a claim against us that our fispemifene product candidate infringes the patent. We believe we would have valid defenses to any such claim. If, notwithstanding the defenses we would assert, such a claim against us were to be successful, we could be required to obtain a license from the holder of such patent in order to commercialize fispemifene in territories where this patent has issued. If such license were not available on acceptable terms or at all, we may not be able to commercialize fispemifene in such territories.

SCHEDULE 5.11 BORROWER PRODUCTS

     The statements made in Schedules 5.9 and 5.10 are incorporated herein by reference.

SCHEDULE 5.12 FINANCIAL ACCOUNTS

QUATRx Pharmaceuticals Company
Comerica Accounts

     ACCOUNT NUMBER                              TYPE                               TRANSACTION ACTIVITY
-----------------------   --------------------------------------------------   -----------------------------
1 ****                    (a) Comerica Commercial Checking                     Operating Account

2 ****                    (a) Comerica Premium Business Money Market Account   Money Market Investments

3 ****                    (a) Comerica Commercial Checking Cafeteria Plan      Health Care reimbursements

5 ****                    (a) Comerica Checking Account(ZBA)                   Old health care reimbursment
                                                                               acct-currently not being used

5 *****                   (b) ****                                             Investment Account

6                         (c) Comerica Securities                              Commercial Paper Investments

  Addresses               (a) Comerica Bank
                              226 Airport Parkway
                              San Jose, CA 95110-4348
                              USA
                              (800) 269-9050

                          (b) ****




                          (c) Comerica Securities

HORMOS ACCOUNTS:

EURO ACCOUNT

     1.   Nordea Pankki Suomi Oyj

     2.   Yliopistonkatu 16C 2krs, 20100 Turku, Finland

     3.   +358 2 334455

     4.   Hormos Medical Oy

     5.   Account for all EUR amount monetary transactions

     6.   ****

          -    IBAN: ****

          -    SWIFT: ****

USD ACCOUNT

     1.   Nordea Pankki Suomi Oyj

     2.   Yliopistonkatu 16C 2krs, 20100 Turku, Finland

     3.   +358 2 334455

     4.   Hormos Medical Oy

     5.   Account for all USD amount monetary transactions

     6.   ****

          -    IBAN: ****

          -    SWIFT: ****

SCHEDULE 5.14 CAPITALIZATION

                                Shares
                                ------
Series A Preferred Stock-      1,575,000
Series B Preferred Stock-      4,200,000
Series C Preferred Stock-     25,596,491
Series D Preferred Stock-     25,857,135
Series D-1 Preferred Stock-    4,260,022
Common Stock-                 16,885,504

SCHEDULE 7.13 FINLAND ACCOUNTS

EURO ACCOUNT

     Nordea Pankki Suomi Oyj

     Yliopistonkatu 16C 2krs, 20100 Turku, Finland

     +358 2 334455

     Hormos Medical Oy

     Account for all EUR amount monetary transactions

     ****

          IBAN: ****

          -    SWIFT: ****

USD ACCOUNT

     Nordea Pankki Suomi Oyj

     Yliopistonkatu 16C 2krs, 20100 Turku, Finland

     +358 2 334455

     Hormos Medical Oy

     Account for all USD amount monetary transactions

     ****

          IBAN: ****

                                 SWIFT: ****

                                    EXHIBIT A

                                 ADVANCE REQUEST

To: Lender:                                               Date: January 26, 2006
    Hercules Technology Growth Capital, Inc.
    525 University Avenue, Suite 700
    Palo Alto, CA 94301
    Facsimile: 650-473-9194
    Attn:

QUATRX PHARMACEUTICALS COMPANY ("Borrower") hereby requests from Hercules Technology Growth Capital, Inc. ("Lender") an Advance in the amount of _____________________ Dollars ($________________.00) on ______________, _____
(the "Advance Date") pursuant to the Loan and Security Agreement between Borrower and Lender (the "Agreement"). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

Please:

     (a)  Issue a check payable to Borrower ___________

                          or

     (b)  Wire Funds to Borrower's account  ___________

          Bank: _______________________________________

          Address: ____________________________________

          ABA Number: _________________________________

          Account Number: _____________________________

          Account Name: _______________________________

     Borrower hereby represents that the conditions precedent to the Advance set forth in the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to: (i) that no Material Adverse Effect in Borrower's business or financial condition has occurred; (ii) that the representations and warranties set forth in the Agreement and in the Warrant are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;
(iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default under the Loan Documents. Borrower understands and acknowledges that Lender has the right to review the financial information supporting this representation and, based upon such review in its sole discretion, Lender may decline to fund the requested Advance.

     Borrower hereby represents that Borrower's corporate status and locations have not changed since the date of this Agreement of, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request.

     Borrower agrees to notify Lender promptly before the funding of the Loan if any of the matters which have been represented above shall not be true and correct on the Borrowing Date and if Lender has received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date.

     Executed as of January 26, 2006.

                                        BORROWER: QUATRX PHARMACEUTICALS COMPANY


                                        SIGNATURE:
                                                   -----------------------------
                                        TITLE: Chief Executive Officer or Chief
                                               Financial Officer
                                        PRINT NAME:
                                                    ----------------------------

                          ATTACHMENT TO ADVANCE REQUEST

                           Dated: ___________________

Borrower hereby represents and warrants to Lender that Borrower's current name and organizational status is as follows:

     Name:                     QuatRx Pharmaceuticals Company

     Type of organization:     Corporation

     State of organization:    Delaware

     Organization file number: ______________________________

Borrower hereby represents and warrants to Lender that the street addresses, cities, states and postal codes of its current locations are as follows:

     Chief Executive Office
     and Principal Place of Business: _________________________

                                      _________________________

     Locations of Collateral:         _________________________

                                      _________________________

                                      _________________________

                                    EXHIBIT B
                             SECURED PROMISSORY NOTE

$18,000,000                                      Advance Date: January 26, 2006
                                                 Maturity Date: January 26, 2010

     FOR VALUE RECEIVED, QUATRX PHARMACEUTICALS COMPANY, a Delaware corporation, for itself and each of its Subsidiaries (the "Borrower") hereby promises to pay to the order of Hercules Technology Growth Capital, Inc., a Maryland corporation or the holder of this Note (the "Lender") at 525 University Avenue, Suite 700, Palo Alto, CA 94301 or such other place of payment as the holder of this Secured Promissory Note (this "Promissory Note") may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Eighteen Million Dollars ($18,000,000) together with interest at a floating rate equal to the prime rate as reported in the Wall Street Journal, and if not reported, then the prime rate next reported in the Wall Street Journal, plus three percentage points (3.00%) per annum based upon a year consisting of 360 days, with interest computed daily based on the actual number of days in each month.

     This Promissory Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated January 26, 2006, by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All payments shall be made in accordance with the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein. An Event of Default under the Loan Agreement shall constitute a default under this Promissory Note. Reference to the Loan Agreement shall not affect or impair the absolute and unconditional obligation of the Borrowers to pay all principal and interest and premium, if any, under this Promissory Note upon demand or as otherwise provided herein

     Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law. Borrower agrees to make all payments under this Promissory Note without setoff, recoupment or deduction and regardless of any counterclaim or defense. This Promissory Note has been negotiated and delivered to Lender and is payable in the State of California. This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of California, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

BORROWER FOR ITSELF AND
ON BEHALF OF ITS SUBSIDIARIES:          QUATRX PHARMACEUTICALS COMPANY


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                       4.

                                    EXHIBIT C

               NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

     1. Borrower hereby represents and warrants to Lender that Borrower's current name and organizational status as of the Closing Date is as follows:

     Name:                           QuatRx Pharmaceuticals Company

     Type of organization:           Corporation

     State of organization:          Delaware

     Organization file number:       ______________________________

     2. Borrower hereby represents and warrants to Lender that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following:

     Name:                           ______________________________

     Used during dates of:           ______________________________

     Type of Organization:           ______________________________

     State of organization:          ______________________________

     Organization file Number:       ______________________________

     Borrower's fiscal year ends on  ______________________________

     Borrower's federal employer tax
     identification number is:       ______________________________

     3. Borrower hereby represents and warrants to Lender that the street addresses, cities, states and postal codes of its current locations as of the Closing Date are:

     Chief Executive Office:         ______________________________

     Principal Place of Business:    ______________________________

     Locations of Collateral:        ______________________________


                                       5.

                                    EXHIBIT D

     BORROWER'S PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

PATENTS

See attached pages.


                                       6.

(QUATRX LOGO)

                                     QRX-101
                           Ownership is all with WARF.

        PATENT TITLE              PATENT #    STATUS    EXP. DATE    DESCRIPTION
        ------------              --------   -------   ----------   -------------
*********                          *******   *******   **********    ***********
*********                                                              ********


*********                          *******   *******   **********    ***********
*********                                                              ********

*********                          *******   *******   **********    ***********
*********                                                              ********

*********                          *******   *******   **********    ***********
*********                                                              ********

*********                          *******   *******   **********    ***********
*********                                                              ********

*********                          *******   *******   **********    ***********
*********                                                              ********

*********                          *******   *******   **********    ***********
*********                                                              ********

CONFIDENTIAL

(QUATRX LOGO)

                                QRX-101 (CONT'D.)
                           Ownership is all with WARF.

          PATENT TITLE            PATENT #    STATUS    EXP. DATE    DESCRIPTION
          ------------            --------   -------   ----------   -------------
*******                            *******   *******   **********    ***********
*******                                                               ********
*******

*******                            *******   *******   **********    ***********
*******                                                               ********
*******

*******                            *******   *******   **********   ************
*******
*******

*******                            *******   *******   **********   ************
*******
*******

*******                            *******   *******   **********   ************
*******
*******

*******                            *******   *******   **********   ************
*******
*******

*******                            *******   *******   **********   ************
*******
*******

(QUATRX LOGO)

                                QRX-401 (CONT'D.)
     Responsible Counsel: Paul Tully of McDonnell Boehnen Hulbert & Berhoff

                Ownership is with ILEX unless otherwise notated.

        PATENT TITLE              PATENT #      STATUS    EXP. DATE   DESCRIPTION
        ------------              ----------   -------   ----------   -----------
*****                               *****       *****      *****         *****

*****                               *****       *****                    *****

*****                               *****       *****                    *****


*    Ownership is with QRX.

CONFIDENTIAL

(QUATRX LOGO)
                                     QRX-401

     Responsible Counsel: Paul Tully of McDonnell Boehnen Hulbert & Berhoff
                 Ownership is with ILEX unless otherwise noted.

          PATENT TITLE              PATENT #      STATUS    EXP. DATE     DESCRIPTION
          ------------              --------      ------    ---------     ------------
*****                                *****        *****       *****          *****

*****                                *****        *****                      *****

*****                                *****        *****                      *****

*****                                *****        *****                      *****

*****                                *****        *****       *****          *****

*****                                *****        *****       *****          *****

*****                                *****        *****       *****          *****

CONFIDENTIAL

(QUATRX LOGO)

                                   OSPEMIFENE

                Ownership is with Hormos unless otherwise noted.

          PATENT TITLE              PATENT #      STATUS     EXP. DATE              DESCRIPTION
          ------------              --------      ------     ---------              -----------
****                                  ****         ****         ****                    ****
                                                                ****                    ****
                                                                ****
                                                                ****

****                                  ****         ****         ****                    ****
****                                                                                    ****
****

****                                  ****         ****                                 ****
****                                                                                    ****
****                                                                                    ****
****

****                                  ****         ****                                 ****
****                                                                                    ****
****
****

****                                  ****         ****                                 ****
****                                                                                    ****
****
****

****                                  ****         ****         ****                    ****
****                                                                                    ****
****

*    Ownership is with Orion/Hormos.

**   Ownership is with Orion.

CONFIDENTIAL

(QUATRX LOGO)

                              OSPEMIFENE (CONT'D.)
               Ownership is with Hormos unless otherwise notated.

           PATENT TITLE               PATENT #     STATUS    EXP. DATE           DESCRIPTION
           ------------              ---------     ------    ---------           -----------
****                                    ****        ****                             ****
****                                                                                 ****

****                                    ****        ****                             ****
                                                                                     ****

****                                    ****        ****        ****                 ****
                                                                                     ****

CONFIDENTIAL

(QUARTX LOGO)

                                   FISPEMIFENE

              Responsible Counsel: Ray Mandra of Fitzpatrick Cella
                Ownership is with Hormos unless otherwise noted.

                   PATENT TITLE                       PATENT #     STATUS    EXP. DATE         DESCRIPTION
                   ------------                       --------     ------    ---------         -----------
****                                                    ****        ****        ****               ****
****

****                                                    ****        ****        ****               ****
****

****                                                    ****        ****        ****               ****
****

****                                                    ****        ****                           ****
****

****                                                    ****        ****        ****               ****
****
****

****                                                    ****        ****                           ****
****

*    Ownership is with Hormos/Orion

TRADEMARKS

TRADEMARK REGISTRATIONS BY QUATRX

                  OBJECT                APPLNO AND DATE    STATUS    REG. DATE     REG.
                  ------                ---------------    ------    ---------     ----
US Trademark for service mark QUATRX,      76/566130,     Granted   2004.12.21   2912531
class 42                                   2003.12.19

EU Trademark application for wordmark      004548152,     Pending
QUATRX, classes 3, 5, 42                   2005.6.10

                        TRADEMARK REGISTRATIONS BY HORMOS

                  OBJECT                    APPLNO AND DATE    STATUS     REG. DATE      REG.
                  ------                    ---------------    ------     ---------      ----
EU Trademark application for Hormos' new       002473106,      Granted   2003.01.28   002471306
logo (fig. mark) classes 1, 5, 42              2001.11.22

US Trademark application for Hormos' new       76/383121,      Granted   2004.02.03     2809798
logo, classes 1, 5, 42                         2002.03.13

Canadian Trademark application for             1132471,       Approved
Hormos new logo                                2002.02.26

Japanese Trademark application for             20312/2002,     Granted   2003.04.11     4661405
Hormos new logo, classes 1, 5, 40 and 42       2002.03.14

EU Trademark application: HORMOS               001712819,      Granted   2003.01.28   001712819
wordmark, classes 1, 5, 42                     2000.06.19

EU Trademark application: HORMOS               001712884,      Granted   2002.08.14   001712884
MEDICAL figurative mark, classes 1, 5, 42      2000.06.19

EU Trademark application for wordmark:         001834910,      Granted   2001.10.23   001834910
HORMOS NUTRACEUTICAL, classes 1,               2000.09.01
5, 30, 32, 42

US Trademark application HMRlignan,            78/294174,     Approved
classes 1 and 5 (wordmark)                     2003.08.29

EU Trademark application for wordmark          004599866,      Pending
HMRlignan, classes 1, 3 and 5                  2005.08.22


                                       5.

MATERIAL LICENSE AGREEMENTS

The following is a list of material agreements under which Borrower licenses Intellectual Property from third parties.

     Patent License Agreement dated October 10, 2005 between Hormos and Orion Corporation, and related Restated Transfer Agreement between Hormos and Tess Diagnostics and Pharmaceuticals Inc. dated May 26, 2005.

     Patent License Agreement dated March 25, 2004 between Hormos and Orion Corporation.

     Exclusive License Agreement dated May 19, 2003 between Borrower and Ilex Oncology, Inc. (now Genzyme Corporation).

     Exclusive License Agreement dated February 14, 2005 between Borrower and EndoChem, Inc. and related letter to Borrower from the Regents of the University of California dated February 14, 2005.

     Exclusive License Agreement dated November 7, 2001 between Borrower and Deltanoid Pharmaceuticals, Inc., as amended and related Agreement between Borrower and Wisconsin Alumni Research Foundation dated November 9, 2001.


                                       6.

                                    EXHIBIT E

               BORROWER'S DEPOSIT ACCOUNTS AND INVESTMENT ACCOUNTS

                                See Schedule 5.12


                                       7.

                                    EXHIBIT F

                             COMPLIANCE CERTIFICATE

Hercules Technology Growth Capital, Inc.
525 University Avenue, Suite 700
Palo Alto, CA 94301

          Re: Reference is made to that certain Loan and Security Agreement dated January 26, 2006 and all ancillary documents entered into in connection with such Loan and Security Agreement all as may be amended from time to time, (hereinafter referred to collectively as the "Loan Agreement") between Hercules Technology Growth Capital, Inc. ("Hercules") as Lender and QuatRx Pharmaceuticals Company (the "Company") as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

Gentlemen:

          The undersigned is an Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provided certification of information regarding the Company; hereby certifies that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending ___________ of all covenants, conditions and terms and hereby reaffirms that all representations and warrants contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties. Attached are the required documents supporting the above certification. The undersigned further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT          REQUIRED                   CHECK IF ATTACHED
---------------------          --------                   -----------------
Interim Financial Statements   Monthly within 30 days
Interim Financial Statements   Quarterly within 45 days
Audited Financial Statements   FYE within 120 days

                                        Very Truly Yours,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------


                                       8.